                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                        NATIONAL INDUSTRIES FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
                        NATIONAL INDUSTRIES FUND, INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------

        * Set forth the amount on which the filing fee is calculated and state how it was determined.

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                       NATIONAL INDUSTRIES FUND, INC.

1801 Century Park East                             Los Angeles, California 90067
                                                     Phone Number:  310-277-1450


                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               MARCH 28, 1996

     The Annual Meeting of Stockholders of National Industries Fund, Inc., a Delaware corporation, (the "Fund") will be held at 1801 Century Park East, Suite 1800, Los Angeles, California on March 28, 1996 at 11:30 a.m., Los Angeles time for the following purposes:

(1)  To elect a board of four directors.

(2) To ratify the selection by the Board of Directors of Hein + Associates as independent public accountants for the fiscal year ending November 30, 1996.

(3)  To change the name of National Industries Fund, Inc.

(4) To transact such other business as may properly come before the meeting or any adjournment thereof.

     The close of business on February 1, 1996, has been fixed as the record date for the determination of stockholders entitled to vote at the meeting and only holders of shares of the capital stock of record at the close of business on that date will be entitled to vote. The stock transfer books will not be closed. The Proxy is revocable and will not affect your right to vote in person in the event you attend the meeting.

If you do not expect to be present at the meeting, please sign, fill in and return the enclosed Proxy.

                                   Colleen M. Schomer
                                   SECRETARY

February 14, 1996


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                    -NIF 1-

                               PROXY STATEMENT
                        NATIONAL INDUSTRIES FUND, INC.

1801 Century Park East                            Los Angeles, California, 90067

                        ANNUAL MEETING OF STOCKHOLDERS
                                MARCH 28, 1996

     The enclosed Proxy is solicited by the Board of Directors of National Industries Fund, Inc., a Delaware corporation (the "Fund"), in connection with the Annual Meeting of Stockholders to be held on March 28, 1996. Any person giving a Proxy hereunder may revoke it at any time prior to the exercise thereof by filing with the Secretary of the Fund an instrument revoking it or a duly executed Proxy bearing a later date, or may vote at the meeting in person. The Fund will furnish, without charge, a copy of the Annual Report (the "Annual Report") and the Fund's most recent semi-annual report, if any, succeeding the Annual Report to any shareholder upon receipt of a telephonic request for the Annual Report. All such requests should be directed to Colleen M. Schomer, Corporate Secretary, National Industries Fund, Inc., (310) 277-1450, and may be made by collect call.

     Where specific instructions are given, Proxies will be voted in accordance with those instructions. In the absence of instructions, the persons named therein will vote in accordance with their discretion which they intend to exercise in favor of each of the proposals set forth in this proxy statement. The enclosed form of proxy includes discretionary authority for the Proxies to cumulate votes.

     On February 1, 1996, the record date for determining stockholders entitled to vote at the Annual Meeting, there were outstanding 2,530,359 shares of capital stock, all of one class. Each share is entitled to one vote and in the election of directors, stockholders have the right to cumulate their votes. Under the cumulative voting method, a stockholder is entitled to cast a total number of votes equal to the number of directors to be elected multiplied by the total number of votes to which his shares are entitled. These votes may be cast for one candidate or distributed among any number of candidates. The four candidates receiving the highest number of votes will be elected. If all shares outstanding on the record date are voted, ownership of approximately 316,295 shares is sufficient to enable a stockholder to elect one director. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Votes against a candidate and votes withheld have no legal effect. In matters other than the election of directors, abstentions are counted as votes against in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

     In the event that sufficient votes in favor of a proposal are not received by the date of the Annual Meeting, the persons named as Proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of capital stock present in person or by Proxy at the Annual Meeting. The persons named as Proxies will vote in favor of any such adjournment or adjournments.

     Approval of Proposals Nos. 1, 2 and 3 requires an affirmative vote of a majority of the shares represented at the annual meeting.

     This Proxy Statement is being mailed on or about February 14, 1996.


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                    -NIF 2-

                                PROPOSAL NO.1
                            ELECTION OF DIRECTORS

     At the Annual Meeting, stockholders will be asked to elect four directors who will serve until the next annual meeting of stockholders and until their successors have been duly elected and qualified. It is intended that votes pursuant to the Proxy will be cast for the four nominees named below, all of whom are presently directors of the Fund and have served continually in this capacity since the date indicated opposite their respective names.

                                                                                          SHARES
                                                                                       BENEFICIALLY
                                                                                           OWNED
                                                                                        DIRECTLY OR
                                                                       YEAR FIRST      INDIRECTLY AT
                          PRINCIPAL OCCUPATION                          ELECTED A        FEBRUARY 1
NAMES OF NOMINEE          DURING PAST 5 YEARS                           DIRECTOR            1996*
----------------------------------------------------------------------------------------------------
RICHARD C. BARRETT,+      President & Director, Stonebridge               1983             - 0 -
Age 54                    Capital Management Incorporated;
                          Vice President and Director, Sierra
                          Growth Fund, Inc.

SELVYN B. BLEIFER,        Physician, Cardiovascular Medical               1969            453.525
Age 66                    Group; Director, Sierra Growth
                          Fund, Inc.

MARVIN FREEDMAN,          Certified Public Accountant,                    1973           2,169.079
Age 70                    Freedman, Broder & Angen and
                          Director Sierra Growth Fund, Inc.

CHARLES H. HAAS,          Private Investor, Retired Motion                                 - 0 -
Age 82                    Picture and Television Director,
                          and Director, Sierra Growth Fund, Inc.

___________________
* Includes shares owned beneficially by members of immediate family.
+ "Interested Person" as defined in the Investment Company Act of 1940 by reason of his position with the Fund's investment advisor, Stonebridge Capital Management, Incorporated.

     Mr. Freedman and Dr. Bleifer constitute the present Audit Committee of the Board of Directors. The Audit Committee met two times in conjunction with the regular Board of Directors meetings at which time financial and audit information and procedures were reviewed. There are no other formal committees of the Board.

     As of February 1, 1996, directors and officers of the Fund, as a group, owned of record and beneficially 2,623 shares, or less than 1% of the outstanding shares of the Fund.

     Each disinterested director is entitled to receive from the Fund $250 for each meeting of the Board of Directors attended, and is not entitled to separate compensation for attendance at meetings of committees of the Board of Directors. During the fiscal year ended November 30, 1995, Dr. Bleifer was entitled to receive $750, Mr. Freedman was entitled to receive $750 and Mr. Youngerman was entitled to receive $250, for their services as a director.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                    -NIF 3-

     The following table sets forth more detailed compensation information for the directors of the Fund during the fiscal year ended November 30, 1995:

                                                          ESTIMATED             TOTAL
                                                            ANNUAL          COMPENSATION
                          AGGREGATE       PENSION OR       BENEFITS        FROM FUND AND
                        COMPENSATION      RETIREMENT         UPON         FUND COMPLEX(1)
DIRECTOR                 FROM FUND         BENEFITS       RETIREMENT     PAID TO DIRECTORS
------------------------------------------------------------------------------------------
RICHARD C. BARRETT           $0                $0            $0                  $0
JOSEPH C. YOUNGERMAN         250                0             0                  250
MARVIN FREEDMAN              750                0             0                  850
SELVYN B. BLEIFER, M. D.     750                0             0                  900


_________________
(1) Sierra Growth Fund, Inc. and the Fund comprise a "Fund Complex" as such term is defined in Item 22(a)(1)(v) of Rule 14a-10 of the Securities Exchange Act of 1934, because they have the same investment advisor.

     During the past fiscal year, the Board of Directors held three meetings; Mr. Youngerman attended fewer than 75% of the meetings.

     Each nominee has consented to be named in the Proxy and to serve if elected. If due to circumstances not at present foreseen, any of the persons above should not be available for election, the votes represented by the Proxies will be cast for such other person or persons as the management may recommend.

     As of February 1, 1996, no person to the knowledge of the Fund owned 5% or more of the Fund's shares.

MANAGEMENT

     The following is information with respect to the executive officers of the Fund:

                                           PRINCIPAL OCCUPATION
NAME AND POSITION(1)                       DURING THE PAST 5 YEARS
------------------------------------------------------------------------------------------------
Debra L. Newman, President                 Vice President, Chief Financial Officer,
Age 40                                     Secretary and Director, Stonebridge Capital
                                           Management, Incorporated; Vice President
                                           and Treasurer, Sierra Growth Fund, Inc.

Richard C. Barrett (2), Vice President     President and Director, Stonebridge Capital
Age 54                                     Management, Incorporated; Vice President
                                           and Director, Sierra Growth Fund, Inc.

Michael J.B. Stone, Vice President         Vice President, Preferred Financial Corp.;
Age 51                                     President and Director, Industry Savings Plans, Inc.;
                                           President and Director, NIF Management Co., Inc.

_________________
(1) All of the officers serve at the discretion of the Fund's Board or Directors.
(2) Also serves as director of the Fund.


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                    -NIF 4-

     The principal underwriter of the Fund's shares is Industry Savings Plans, Inc., 5990 Greenwood Plaza Boulevard, Englewood, Colorado 80111. Industry Savings Plans is wholly owned by Preferred Financial Corp., 5990 Greenwood Plaza Boulevard, Englewood, Colorado 80111, which is a wholly owned subsidiary of Health Care Service Corporation located at 233 North Michigan Avenue, Chicago, Illinois 60601. NIF Management Co., Inc., 5990 Greenwood Plaza Boulevard, Englewood, Colorado 80111, which operates as the Fund Manager, is also a wholly owned subsidiary of Preferred Financial Corp.

     Stonebridge Capital Management, Incorporated is also investment advisor to Sierra Growth Fund, Inc. The aggregate net asset value of Sierra Growth Fund, Inc. was $4,197,142 on February 1, 1996. The terms of the present investment advisory agreement with Sierra Growth Fund, Inc. provide for Stonebridge Capital Management, Incorporated to receive an advisory fee from Sierra Growth Fund, Inc., calculated on an annual basis and paid monthly. Such fee is a percentage of the average weekly net asset value of Sierra Growth Fund, Inc. equal to 1/3 of 1% of the first $10,000,000; 1/4 of 1% on the next $15,000,000; and 1/8 of 1% of the excess over $25,000,000.

INVESTMENT ADVISOR

     The Fund's investment advisor is Stonebridge Capital Management, Incorporated, 1801 Century Park East, Los Angeles, California 90067, (the "Advisor"), which provides investment advisory services pursuant to an investment advisory agreement (the "Investment Advisory Agreement") approved by the stockholders on May 26, 1992. As of February 1, 1996, John G. Ayer owned 9.8%, Richard C. Barrett owned 39.2%, Debra L. Newman owned 15.6% and Karen H. Parris, Timothy G. Walt and Charles E. Woodhouse each owned 11.8% of the outstanding stock of the Advisor. Mr. Barrett purchased 14.7% of stock from the Advisor in November 1993 for an aggregate purchase price of $34,280. Mr. Barrett paid for these shares through the delivery of a full recourse promissory note, which bears interest at 6% per annum. Principal is payable in five annual installments commencing November 10, 1994. Dr. Ayer sold 14.7% of his stock of the Advisor to Ms. Newman, Ms Parris, Mr. Walt and Mr. Woodhouse as of January 1, 1994 for an aggregate amount of $60,000. Mr. Woodhouse owes $28,000 for the 6.9% of stock he received, Ms. Newman owes $16,000 for the 3.8% of stock she received and Ms. Parris and Mr. Walt each owe $8,000 for the 2.0% of stock they received. Payments will be made in three annual installments commencing January 1, 1996. Shares of stock held by each stockholder may be repurchased by the Advisor in the event of their termination of employment with the Advisor. The business address of each of the stockholders of the Advisor is the same as the Advisor's.

     The Investment Advisory Agreement requires the Advisor to supervise the investment of the assets of the Fund, and place orders with securities brokers/dealers for the purchase or sale of securities on behalf of the Fund, subject to the policies and controls of the Board of Directors of the Fund. In doing so, the Advisor is to obtain and evaluate information, reports and studies, some or all of which may be provided to the Advisor by the securities brokers/dealers that execute securities transactions for the Fund, for which their compensation may consist solely of the brokerage commissions paid by the Fund. As consideration for furnishing such services, the Advisor will receive from the Fund Manager an annual advisory fee which is a percentage of the average net asset value of the Fund equal to the following:
1/2 of 1% of the first $10,000,000 of average weekly net assets, 1/4 of 1% of the Fund's average weekly net assets in excess of $10,000,000 and less than $25,000,000; and 1/8 of 1% of the Fund's average weekly net assets in excess of $25,000,000.

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
                                   -NIF 5-

     The Investment Advisory Agreement provides that it will remain in force and effect for two years following May 26, 1992, and thereafter for successive annual periods provided that its continuance is specifically approved at least annually by a majority of the Board of Directors of the Fund or by vote of the holders of a majority of the outstanding securities of the Fund, but in either event it must be approved by a majority of the directors who are not parties to the Investment Advisory Agreement or interested persons of any such party by vote cast in person at a meeting called for the purpose of voting on such approval. The current Investment Advisory Agreement was last approved by the Board of Directors on March 28, 1995. It was submitted for approval by the Fund's stockholders on May 26, 1992, in order to obtain approval of an increase in the advisory fees payable to the Advisor, and such approval was obtained. The Investment Advisory Agreement may be terminated without penalty at any time by the Board of Directors of the Fund by vote of the holders of a majority of the outstanding securities of the Fund or by the Advisor upon 60 days written notice. The Investment Advisory Agreement shall automatically terminate in the event of its assignment, assignment being defined in Section 2(a)(4) of the Investment Company Act of 1940, or the termination of the Management Agreement with the Fund Manager.

     During the fiscal years ended November 30, 1993, 1994 and 1995, the Advisor received $93,401, $96,065 and $97,356 respectively, in fees for investment advisory services pursuant to the Investment Advisory Agreement. At February 1, 1996, the Fund had aggregate net assets of $35,746,320.

     The principal executive officers and the directors of Stonebridge Capital Management, Incorporated, together with their occupations, are as follows:

NAME AND POSITION                            PRINCIPAL OCCUPATION
WITH THE ADVISOR                            DURING THE PAST 5 YEARS
---------------------------------------------------------------------------------
RICHARD C. BARRETT         Investment Advisor -- President and Director of
 PRESIDENT AND DIRECTOR    Stonebridge Capital Management, Incorporated; Director
                           and Vice President, Sierra Growth Fund, Inc.;
                           Director and Vice President, National Industries Fund,
                           Inc., 1801 Century Park East, Los Angeles, CA 90067.

JOHN G. AYER               Investment Advisor -- Director and Executive Vice President
 DIRECTOR AND              of Stonebridge Capital Management, Incorporated; President
 EXECUTIVE VICE PRESIDENT  and Director, Sierra Growth Fund, Inc., 1801 Century Park
                           East, Los Angeles, CA 90067.

DEBRA L. NEWMAN            Accountant -- Director, Vice President, Chief Financial
 VICE PRESIDENT, CHIEF     Officer and Secretary of Stonebridge Capital Management,
 FINANCIAL OFFICER AND     Incorporated; Vice President and Treasurer, Sierra Growth
 SECRETARY                 Fund, Inc.; President, National Industries Fund, Inc., 1801
                           Century Park East, Los Angeles, CA 90067.


-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
                                   -NIF 6-

PORTFOLIO TRANSACTIONS

     During the fiscal year ended November 30, 1995, orders for the purchase and sale of portfolio securities were placed by the Advisor, on behalf of the Fund, with 11 broker/dealer firms, resulting in payment of brokerage fees by the Fund in the aggregate amount of $67,890. Approximately 90% of these brokerage commissions were paid to broker/dealer firms, which, in addition to executing the securities transactions, also furnished the Advisor with statistical and research material. During the fiscal years ended November 30, 1994 and 1995, the Fund paid brokerage fees in the aggregate amount of $104,550 and $67,890, respectively. None of the broker/dealer firms with which the Fund conducts business is engaged in sales of the Fund and none is affiliated with either the Fund, the Advisor or the Fund's principal underwriter.

     It is the Fund's policy that the Advisor shall seek to obtain both quality research and best combination of price and execution of purchase and sale transactions and that the Advisor shall seek to negotiate the brokerage commissions to provide fair, competitive compensation for the broker's services, giving consideration to the statistical and research services provided as well as the brokerage execution services. Research services furnished by brokers through whom the Fund effects security transactions may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor in connection with the Fund. Subject to periodic review by the Board of Directors, the Advisor is authorized to pay higher commissions to brokerage firms that provide it with investment and research information if the Advisor determines such commissions are reasonable in relation to the overall services provided. When transactions are executed in the over-the-counter market, the Fund generally selects a broker/dealer if they offer the same or better prices. The rate of portfolio turnover during the fiscal years ended November 30, 1993, 1994 and 1995 was 56.4%, 36.37% and 38.28% respectively.

     Decisions to buy and sell securities for the Fund, assignment of its portfolio turnover business and negotiations of its commission rates are made by the Advisor.

                                  PROPOSAL NO. 2
                       TO RATIFY SELECTION OF ACCOUNTANTS

     It is the intention of the persons named in the attached Proxy to vote shares represented by Proxy for ratification of the selection by the Board of Directors (including a majority of the directors who are not interested persons of the Advisor or the Fund) of the firm of Hein + Associates as independent public accountants for the Fund for the fiscal year 1996 unless otherwise indicated in the Proxy. As required by the Investment Company Act of 1940, such selection is submitted to the stockholders for their ratification. No representative of Hein + Associates will be present at the Annual Meeting.

     For the fiscal year ended November 30, 1995, Hein + Associates served as the Fund's independent public accountants and performed audit services. It also performed the nonaudit service of preparing the Fund's income tax returns; fees for such nonaudit services were less than 20% of fees received from the Fund for audit services. The employment of Hein + Associates as independent public accountants for the fiscal year ended November 30, 1995, was approved by the Fund's Board of Directors on December 20, 1994, and ratified by its stockholders on March 28, 1995.

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
                                   -NIF 7-

                                PROPOSAL NO. 3
                        TO CHANGE THE NAME OF THE FUND

     At the annual meeting, stockholders will be asked to approve an amendment to the Articles of Incorporation of the Fund changing the name of the Fund to Stonebridge Growth Fund, Inc. On the recommendation of management, the Board of Directors has approved the amendment, subject to shareholder approval as required by Delaware law. Management and the Board of Directors believe that this change will enhance the public recognition of the Fund. Stonebridge Capital Management, Inc. will enter into a license agreement with the Fund permitting the Fund to use the phrase "Stonebridge" in its name for so long as Stonebridge Capital Management, Inc. continues to act as the Fund's advisor. There will be no change in the Funds objectives or policies as a result of the name change.

     It is the intention of the persons named in the attached Proxy to vote shares represented by the Proxy for approval of the proposed amendment.

                           EXPENSES OF SOLICITATION

     The total cost of this Proxy solicitation, without limitation, will be borne by the Fund. In addition to the mails, Proxies may be solicited by directors and officers of the Fund by personal interviews, telephone and telegraph. It is anticipated that banks, brokerage houses, and other custodians, nominees and fiduciaries will forward soliciting material to beneficial owners of stock entitled to vote at the meeting, and such persons will be reimbursed for their out-of-pocket expenses incurred in this connection.

                                OTHER MATTERS

     The management knows of no other business to be presented at the Annual Meeting, but if other matters properly do come before the meeting, it is intended that the persons named in the Proxy will vote the same in accordance with their best judgement.

                          STOCKHOLDERS PROPOSALS FOR
                               MEETING FOR 1997

     Stockholders' proposals for the Stockholders Meeting to be held in the year 1997, must be received by the Fund no later than October 19, 1996, in order to be considered for inclusion in the Proxy Statement for such meeting. Any such proposals must satisfy all applicable federal and legal requirements.

                                             Colleen M. Schomer
                                             SECRETARY

February 14, 1996
--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MAY SHARES YOU OWNED
                               ON THE RECORD DATE

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND
OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   -NIF 8-

                        NATIONAL INDUSTRIES FUND, INC.

     -PROXY- THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints Marvin Freedman and Selvyn B. Bleifer or either of them, as proxies, each with the power to appoint his substitute, and hereby authorized them to represent and to vote, as designated below, all the shares of common stock of National Industries Fund, Inc., (the "Fund"), held of record by the undersigned on February 1, 1996, at the annual meeting of stockholders to be held on March 25, 1996 or any adjournment thereof.

1. ELECTION OF DIRECTORS       FOR ALL NOMINEES       WITHHOLD AUTHORITY / /
                               LISTED BELOW / /       to vote for all nominees
                               (except as marked to   listed below
                               the contrary below)
(INSTRUCTION - TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE
STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW. TO CUMULATE
VOTES, WRITE THE NUMBER OF VOTES CAST FOR EACH OF THE NOMINEES IN THE SPACE FOLLOWING EACH OF THE NOMINEE'S NAMES BELOW, IN ACCORDANCE WITH THE METHOD
SET FORTH IN THE PROXY STATEMENT.)

Richard C. Barrett ____           Selvyn B. Bleifer ___
Marvin Freedman ___               Charles F. Haas ____

2. To ratify the selection by the Board of Directors of Hein + Associates as the independent public accountants for the fiscal year ending November 30, 1996.

                   / / FOR     / / AGAINST    / / ABSTAIN

3. Proposal to amend the Articles of Incorporation to change the name of the corporation to Stonebridge Growth Fund Inc.

                   / / FOR     / / AGAINST    / / ABSTAIN

4. In their decision, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                   PLEASE SIGN AND RETURN THIS PROXY PROMPTLY
                        NATIONAL INDUSTRIES FUND, INC.

   THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NOT DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.
   Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor or administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, dated February 14, 1996.
--------------------------------------------------------------------------
                                                             No. of Shares
                                           ACCOUNT NUMBER      to be voted


                                           -------------------------------
                                           Signature

                                           -------------------------------
PLEASE MARK, SIGN, DATE AND RETURN         Signature
THE PROXY CARD PROMPTLY, USING
THE ENCLOSED ENVELOPE.                     -------------------------------
                                           DATED